UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2020

ORGANOVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35996	27-1488943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Stevens Avenue, Suite 200

Solana Beach, CA 92075

(Address of principal executive offices, including zip code)

(858) 224-1000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.001 par value	ONVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On January 26, 2020, Organovo Holdings, Inc. (“Organovo” or the “Company”), Opal Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Organovo (“Merger Sub”), and Tarveda Therapeutics, Inc., a Delaware corporation (“Tarveda”), entered into the First Amendment (the “Amendment”) to the previously disclosed Agreement and Plan of Merger and Reorganization by and among the Company, Merger Sub and Tarveda, dated December 13, 2019 (the “Merger Agreement”). As previously disclosed, upon the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, including approval of the transaction by Organovo’s stockholders and Tarveda’s stockholders, Merger Sub will merge with and into Tarveda, with Tarveda becoming a wholly-owned subsidiary of Organovo and the surviving corporation of the merger (the “Merger”).

The Amendment amends the definition of Organovo Valuation under the terms of the Merger Agreement to increase Organovo’s valuation by $1.5 million for value attributable to Organovo’s intellectual property if Organovo does not sell or transfer its intellectual property and remaining assets prior to the closing of the Merger. The Organovo Valuation is used to calculate the Exchange Ratio (as defined in the Merger Agreement) between the Organovo and Tarveda stockholders.

The Amendment also makes technical changes to the Organovo Stockholder Proposals (as defined in the Merger Agreement) to be voted on by the Organovo stockholders.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Organovo and Tarveda, the proposed Merger and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise based on current beliefs of the management of Organovo and Tarveda, as well as assumptions made by, and information currently available to, the respective management teams. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to obtain stockholder approval for the transaction in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Organovo and Tarveda to consummate the transaction; risks related to Organovo’s continued listing on The Nasdaq Capital Market until closing of the proposed Merger and the ability of the combined company to maintain its listing if the transaction is consummated; risks related to Organovo’s ability to correctly estimate its operating expenses, its expenses associated with the proposed Merger and its net cash as of the closing of the transaction; the risk that as a result of adjustments to the exchange ratio, Organovo stockholders and Tarveda stockholders could own more or less of the combined company than is currently anticipated; competitive responses to the proposed Merger; unexpected costs, charges or expenses resulting from the proposed Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; legislative, regulatory, political and economic developments; the combined company’s expected cash position at the closing of the proposed Merger and other factors discussed in the risk factors included in Organovo’s Registration Statement on Form S-4, containing a proxy statement/prospectus/information statement, and its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. In addition, the forward-looking statements included in this communication represent Organovo’s and Tarveda’s views as of the date hereof. Organovo and Tarveda anticipate that subsequent events and developments will cause their respective views to change. However, while Organovo and Tarveda may elect to update these forward-looking statements at some point in the future, Organovo and Tarveda specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Organovo’s or Tarveda’s views as of any date subsequent to the date hereof.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect to the proposed transaction between Organovo and Tarveda. On December 23, 2019, Organovo filed a Registration Statement on Form S-4 (the “Form S-4”) with the SEC, which included a preliminary proxy statement/prospectus/information statement. Organovo filed Amendment No. 1 to the Form S-4 with the SEC on January 29, 2020. A definitive proxy statement/prospectus/information statement will be filed with the SEC and mailed to the stockholders of Tarveda and Organovo once the Registration Statement becomes effective. Each party may file other documents with the SEC in connection with the proposed Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORGANOVO, TARVEDA THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the proxy statement/prospectus/information statement and any other documents filed by Organovo with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov) and on the investor relations section of Organovo’s website at ir.organovo.com. Investors and stockholders are urged to read the definitive proxy statement/prospectus/information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

Non-Solicitation

This communication does not constitute an offer to sell or solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Organovo and its directors and executive officers and Tarveda and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Organovo in connection with the proposed Merger. Information regarding the special interests of the Organovo and Tarveda directors and executive officers in the proposed Merger is included in the proxy statement/prospectus/information statement referred to above. Additional information regarding the directors and executive officers of Organovo is included in Organovo’s Definitive Proxy Statement on Schedule 14A relating to the 2019 Annual Meeting of Stockholders, filed with the SEC on July 26, 2019. These documents are available free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	First Amendment to Merger Agreement, dated January 26, 2020, by and among Organovo, Merger Sub and Tarveda.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: January 28, 2020	/s/ Taylor Crouch
Taylor Crouch
Chief Executive Officer and President